UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22491

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

George P. Hoyt.

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: October 31

Date of reporting period: April 30, 2022

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	April 30, 2022

BrandywineGLOBAL —

GLOBAL INCOME

OPPORTUNITIES FUND

INC. (BWG)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in global fixed income securities.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of BrandywineGLOBAL — Global Income Opportunities Fund Inc. for the six-month reporting period ended April 30, 2022. Please read on for Fund performance information during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

May 31, 2022

II	BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Performance review

For the six months ended April 30, 2022, BrandywineGLOBAL — Global Income Opportunities Fund Inc. returned -15.92% based on its net asset value (“NAV”)i and -20.12% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Bloomberg Global Aggregate Indexii, returned -11.69% for the same period. The Lipper Global Income Closed-End Funds Category Averageiii returned -5.29% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

The Fund has adopted a managed distribution policy (the “Managed Distribution Policy”). Pursuant to this policy, the Fund intends to make regular monthly distributions to common shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. This policy has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. The Fund’s manager believes the policy helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/ discount to the Fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.53 per share. As of April 30, 2022, the Fund estimates that 2% of the distributions were sourced from net investment income and 98% constituted a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of April 30, 2022. Past performance is no guarantee of future results.

Performance Snapshot as of April 30, 2022 (unaudited)
Price Per Share	6-Month Total Return**
$10.59 (NAV)	-15.92	%†
$9.30 (Market Price)	-20.12	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

*

These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.franklintempleton.com.

BrandywineGLOBAL — Global Income Opportunities Fund Inc.	III

Performance review (cont’d)

Looking for additional information?

The Fund is traded under the symbol “BWG” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XBWGX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.franklintempleton.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in BrandywineGLOBAL — Global Income Opportunities Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

May 31, 2022

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund.

The Fund’s investments are subject to various risks, including but not limited to, credit, inflation, income, prepayment and interest rate risks. As interest rates increase, the value of fixed income securities decrease. Fixed income securities rated below investment grade are commonly referred to as “high yield” securities or “junk” bonds and are subject to greater liquidity and credit risks (risk of default) than higher-rated securities. Fixed income securities rated C or lower by Moody’s Investor Service, Inc., CCC or lower by Standard & Poor’s Corporation Ratings Group or CC or lower by Fitch Ratings, Inc. or comparably rated by another NRSRO or, if unrated, determined by Brandywine Global to be of comparable quality are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable

IV	BrandywineGLOBAL — Global Income Opportunities Fund Inc.

vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal. Ratings may not accurately reflect the actual credit risk associated with a corporate security. International investments involve certain risks not associated with domestic investing, such as currency fluctuations, and changes in political, social and economic conditions which could increase volatility. These risks are magnified in emerging or developing markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. Mortgage-backed securities are subject to additional risks, including prepayment risk, which can limit the potential gains in a declining interest rate environment. The Fund may invest in foreign currencies or currency derivatives which may increase the risk and volatility of the Fund.

The Fund may invest in illiquid securities and securities/investments that have a leveraging effect on the portfolio which will increase the risks of the Fund. The Fund’s use of leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The use by the Fund of derivatives such as options, forwards or futures contracts for investment and/or risk management purposes may subject the Fund to risks associated with short economic exposure through such derivatives. Taking a short economic position through derivatives exposes the Fund to the risk that it will be obligated to make payments to its counterparty if the underlying asset appreciates in value, thus resulting in a loss to the Fund. The Fund’s loss on a short position, whether caused by the use of derivatives or otherwise, theoretically could be unlimited.

The Fund may invest in contingent convertible securities (“CoCos”). CoCos are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. CoCos are subject to risks, such as loss absorption risk (the risk that CoCos’ fully discretionary coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses) and subordination risk (the risk that (i) in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos will generally rank junior to the claims of all holders of unsubordinated obligations of the issuer; and (ii) if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument). The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and subadviser.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

BrandywineGLOBAL — Global Income Opportunities Fund Inc.	V

Performance review (cont’d)

[i]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

[i]i	The Bloomberg Global Aggregate Index is an index comprised of several other Bloomberg indices that measure fixed income performance of regions around the world.

iii

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2022, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 15 funds in the Fund’s Lipper category.

VI	BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of April 30, 2022 and October 31, 2021 and does not include derivatives, such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2022 Semi-Annual Report	1

Schedule of investments (unaudited)

April 30, 2022

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 76.8%
Communication Services — 6.2%
Diversified Telecommunication Services — 3.4%
Altice France Holding SA, Senior Notes	6.000%	2/15/28	1,515,000		$1,253,829	(a)(b)
Altice France SA, Senior Secured Notes	3.375%	1/15/28	1,190,000	EUR	1,076,027	(a)
Consolidated Communications Inc., Senior Secured Notes	5.000%	10/1/28	890,000		728,434	(a)(b)
Consolidated Communications Inc., Senior Secured Notes	6.500%	10/1/28	475,000		415,075	(a)
Embarq Corp., Senior Notes	7.995%	6/1/36	1,280,000		1,154,445	(b)
Hughes Satellite Systems Corp., Senior Notes	6.625%	8/1/26	200,000		199,368	(b)
Level 3 Financing Inc., Senior Notes	4.625%	9/15/27	1,300,000		1,170,786	(a)(b)
Total Diversified Telecommunication Services					5,997,964
Interactive Media & Services — 0.3%
Rackspace Technology Global Inc., Senior Secured Notes	3.500%	2/15/28	555,000		480,733	(a)(b)
Media — 1.5%
Colombia Telecomunicaciones SA ESP, Senior Notes	4.950%	7/17/30	775,000		698,275	(a)(b)
Liberty Interactive LLC, Senior Notes	8.250%	2/1/30	725,000		641,466	(b)
TEGNA Inc., Senior Notes	4.625%	3/15/28	1,400,000		1,349,075	(b)
Total Media					2,688,816
Wireless Telecommunication Services — 1.0%
Switch Ltd., Senior Notes	4.125%	6/15/29	280,000		267,772	(a)
T-Mobile USA Inc., Senior Notes	3.500%	4/15/31	1,420,000		1,260,534	(b)
Vmed O2 UK Financing I PLC, Senior Secured Notes	4.750%	7/15/31	370,000		317,954	(a)
Total Wireless Telecommunication Services					1,846,260
Total Communication Services					11,013,773
Consumer Discretionary — 12.2%
Automobiles — 4.4%
Nissan Motor Co. Ltd., Senior Notes	4.345%	9/17/27	8,300,000		7,920,396	(a)(b)
Hotels, Restaurants & Leisure — 4.7%
Carrols Restaurant Group Inc., Senior Notes	5.875%	7/1/29	605,000		459,083	(a)(b)
GPS Hospitality Holding Co. LLC/GPS Finco Inc., Senior Secured Notes	7.000%	8/15/28	1,225,000		932,672	(a)(b)
International Game Technology PLC, Senior Secured Notes	4.125%	4/15/26	190,000		179,379	(a)
International Game Technology PLC, Senior Secured Notes	5.250%	1/15/29	1,455,000		1,381,974	(a)(b)

See Notes to Financial Statements.

2	BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2022 Semi-Annual Report

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Marriott Ownership Resorts Inc., Senior Notes	4.500%	6/15/29	580,000	$511,113	(a)(b)
Mohegan Gaming & Entertainment, Secured Notes	8.000%	2/1/26	1,450,000	1,289,231	(a)(b)
Scientific Games International Inc., Senior Notes	8.625%	7/1/25	1,440,000	1,510,308	(a)(b)
Travel + Leisure Co., Senior Secured Notes	6.000%	4/1/27	1,475,000	1,487,892	(b)
Viking Cruises Ltd., Senior Notes	6.250%	5/15/25	645,000	594,790	(a)(b)
Total Hotels, Restaurants & Leisure				8,346,442
Household Durables — 0.3%
KB Home, Senior Notes	4.000%	6/15/31	565,000	483,953	(b)
Leisure Products — 0.4%
Vista Outdoor Inc., Senior Notes	4.500%	3/15/29	730,000	654,288	(a)(b)
Specialty Retail — 2.4%
Bath & Body Works Inc., Senior Notes	6.625%	10/1/30	370,000	368,705	(a)(b)
Foot Locker Inc., Senior Notes	4.000%	10/1/29	615,000	513,027	(a)(b)
Gap Inc., Senior Notes	3.875%	10/1/31	1,395,000	1,114,605	(a)
Grupo Axo SAPI de CV, Senior Notes	5.750%	6/8/26	690,000	632,633	(a)(b)
Michaels Cos. Inc., Senior Notes	7.875%	5/1/29	585,000	461,346	(a)(b)
Michaels Cos. Inc., Senior Secured Notes	5.250%	5/1/28	1,400,000	1,205,666	(a)(b)
Total Specialty Retail				4,295,982
Total Consumer Discretionary				21,701,061
Consumer Staples — 2.0%
Food Products — 0.9%
Minerva Luxembourg SA, Senior Notes	4.375%	3/18/31	630,000	523,675	(a)
Simmons Foods Inc./Simmons Prepared Foods Inc./Simmons Pet Food Inc./Simmons Feed Ingredients Inc., Secured Notes	4.625%	3/1/29	1,115,000	1,007,597	(a)(b)
Total Food Products				1,531,272
Household Products — 0.8%
Central Garden & Pet Co., Senior Notes	4.125%	4/30/31	1,685,000	1,447,550	(a)(b)
Personal Products — 0.3%
Edgewell Personal Care Co., Senior Notes	5.500%	6/1/28	475,000	460,251	(a)
Total Consumer Staples				3,439,073
Energy — 12.1%
Oil, Gas & Consumable Fuels — 12.1%
Antero Resources Corp., Senior Notes	8.375%	7/15/26	650,000	701,236	(a)
CITGO Petroleum Corp., Senior Secured Notes	6.375%	6/15/26	1,425,000	1,418,801	(a)(b)

See Notes to Financial Statements.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2022 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

April 30, 2022

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Civitas Resources Inc., Senior Notes	7.500%	4/30/26	1,320,000	$1,320,000
CNX Resources Corp., Senior Notes	6.000%	1/15/29	1,310,000	1,294,653	(a)(b)
Energean Israel Finance Ltd., Senior Secured Notes	5.875%	3/30/31	1,710,000	1,543,703	(c)
Geopark Ltd., Senior Notes	5.500%	1/17/27	1,620,000	1,462,236	(a)
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., Senior Notes	6.000%	8/1/26	2,315,000	2,317,697	(a)(b)
Marathon Oil Corp., Senior Notes	6.600%	10/1/37	2,445,000	2,743,520	(b)
New Fortress Energy Inc., Senior Secured Notes	6.750%	9/15/25	445,000	438,047	(a)
New Fortress Energy Inc., Senior Secured Notes	6.500%	9/30/26	910,000	881,708	(a)(b)
Petroleos Mexicanos, Senior Notes	5.350%	2/12/28	3,730,000	3,317,425
SierraCol Energy Andina LLC, Senior Notes	6.000%	6/15/28	1,420,000	1,253,825	(a)(b)
Talos Production Inc., Secured Notes	12.000%	1/15/26	1,375,000	1,480,222	(b)
Teine Energy Ltd., Senior Notes	6.875%	4/15/29	1,365,000	1,362,359	(a)(b)
Total Energy				21,535,432
Financials — 15.0%
Banks — 4.9%
Bank of America Corp., Subordinated Notes	7.750%	5/14/38	6,345,000	8,155,244	(b)
NatWest Group PLC, Junior Subordinated Notes (4.600% to 12/28/31 then 5 year Treasury Constant Maturity Rate + 3.100%)	4.600%	6/28/31	700,000	588,158	(d)(e)
Total Banks				8,743,402
Capital Markets — 7.7%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	7,000,000	8,093,959
Owl Rock Capital Corp., Senior Notes	4.000%	3/30/25	1,085,000	1,058,009	(b)
Owl Rock Technology Finance Corp., Senior Notes	4.750%	12/15/25	3,385,000	3,284,432	(a)(b)
XP Inc., Senior Notes	3.250%	7/1/26	1,375,000	1,264,196	(a)(b)
Total Capital Markets				13,700,596
Consumer Finance — 2.4%
Blackstone Secured Lending Fund, Senior Notes	3.625%	1/15/26	3,485,000	3,338,139
Credit Acceptance Corp., Senior Notes	6.625%	3/15/26	920,000	931,358	(b)
Total Consumer Finance				4,269,497
Total Financials				26,713,495

See Notes to Financial Statements.

4	BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2022 Semi-Annual Report

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Health Care — 4.9%
Health Care Providers & Services — 1.0%
ModivCare Escrow Issuer Inc., Senior Notes	5.000%	10/1/29	345,000	$302,312	(a)(b)
Select Medical Corp., Senior Notes	6.250%	8/15/26	560,000	556,713	(a)(b)
Tenet Healthcare Corp., Senior Secured Notes	4.250%	6/1/29	905,000	818,907	(a)(b)
Total Health Care Providers & Services				1,677,932
Pharmaceuticals — 3.9%
Bausch Health Cos. Inc., Senior Notes	6.125%	4/15/25	1,174,000	1,178,185	(a)(b)
Bausch Health Cos. Inc., Senior Notes	6.250%	2/15/29	1,360,000	991,277	(a)(b)
Bausch Health Cos. Inc., Senior Notes	7.250%	5/30/29	650,000	492,511	(a)(b)
Endo Dac/Endo Finance LLC/Endo Finco Inc., Senior Secured Notes	5.875%	10/15/24	1,485,000	1,372,088	(a)(b)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	7.125%	1/31/25	1,385,000	1,405,069	(b)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	1,815,000	1,559,203	(b)
Total Pharmaceuticals				6,998,333
Total Health Care				8,676,265
Industrials — 7.0%
Aerospace & Defense — 0.7%
TransDigm Inc., Senior Secured Notes	6.250%	3/15/26	1,190,000	1,185,377	(a)
Airlines — 2.6%
Air Canada Pass-Through Trust	5.250%	4/1/29	184,198	188,206	(a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.750%	10/20/28	3,280,000	3,246,407	(a)(b)
Gol Finance SA, Senior Secured Notes	8.000%	6/30/26	1,390,000	1,214,721	(a)(b)
Total Airlines				4,649,334
Commercial Services & Supplies — 1.0%
Deluxe Corp., Senior Notes	8.000%	6/1/29	565,000	536,860	(a)(b)
Harsco Corp., Senior Notes	5.750%	7/31/27	1,375,000	1,239,294	(a)(b)
Total Commercial Services & Supplies				1,776,154
Construction & Engineering — 0.1%
ATP Tower Holdings LLC/Andean Tower Partners Colombia SAS/Andean Telecom Par, Senior Secured Notes	4.050%	4/27/26	300,000	270,540	(a)
Electrical Equipment — 0.2%
Sensata Technologies Inc., Senior Notes	4.375%	2/15/30	480,000	437,326	(a)(b)
Industrial Conglomerates — 1.4%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Senior Notes	6.250%	5/15/26	2,425,000	2,408,534	(b)

See Notes to Financial Statements.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2022 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

April 30, 2022

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Marine — 0.7%
Navios South American Logistics Inc./Navios Logistics Finance U.S. Inc., Senior Secured Notes	10.750%	7/1/25	1,140,000	$1,165,200	(a)(b)
Road & Rail — 0.3%
Uber Technologies Inc., Senior Notes	6.250%	1/15/28	590,000	584,914	(a)
Total Industrials				12,477,379
Information Technology — 7.4%
Communications Equipment — 3.5%
CommScope Inc., Senior Notes	8.250%	3/1/27	1,350,000	1,149,147	(a)(b)
CommScope Inc., Senior Notes	7.125%	7/1/28	495,000	395,401	(a)(b)
CommScope Inc., Senior Secured Notes	6.000%	3/1/26	1,370,000	1,294,513	(a)(b)
Connect Finco SARL/Connect US Finco LLC, Senior Secured Notes	6.750%	10/1/26	2,200,000	2,142,063	(a)(b)
Viasat Inc., Senior Secured Notes	5.625%	4/15/27	1,300,000	1,208,103	(a)(b)
Total Communications Equipment				6,189,227
Electronic Equipment, Instruments & Components — 1.7%
Jabil Inc., Senior Notes	3.600%	1/15/30	3,275,000	3,030,831	(b)
Semiconductors & Semiconductor Equipment — 0.7%
Entegris Inc., Senior Notes	4.375%	4/15/28	750,000	696,814	(a)(b)
Entegris Inc., Senior Notes	3.625%	5/1/29	330,000	290,766	(a)(b)
Synaptics Inc., Senior Notes	4.000%	6/15/29	285,000	251,642	(a)
Total Semiconductors & Semiconductor Equipment				1,239,222
Software — 0.9%
Elastic NV, Senior Notes	4.125%	7/15/29	335,000	300,299	(a)
MicroStrategy Inc., Senior Secured Notes	6.125%	6/15/28	1,410,000	1,294,500	(a)(b)
Total Software				1,594,799
Technology Hardware, Storage & Peripherals — 0.6%
Dell International LLC/EMC Corp., Senior Notes	6.020%	6/15/26	1,020,000	1,078,284	(b)
Total Information Technology				13,132,363
Materials — 7.2%
Chemicals — 0.7%
Braskem Idesa SAPI, Senior Secured Notes	7.450%	11/15/29	1,340,000	1,256,994	(a)(b)
Containers & Packaging — 0.7%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Notes	5.250%	8/15/27	1,430,000	1,230,744	(a)(b)
Metals & Mining — 5.8%
Alcoa Nederland Holding BV, Senior Notes	4.125%	3/31/29	1,645,000	1,542,130	(a)(b)
Arconic Corp., Secured Notes	6.125%	2/15/28	555,000	538,694	(a)(b)

See Notes to Financial Statements.

6	BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2022 Semi-Annual Report

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
Cleveland-Cliffs Inc., Senior Notes	5.875%	6/1/27	2,840,000		$2,829,037	(b)
First Quantum Minerals Ltd., Senior Notes	7.250%	4/1/23	236,000		236,209	(a)
First Quantum Minerals Ltd., Senior Notes	6.875%	10/15/27	2,920,000		2,938,060	(a)(b)
New Gold Inc., Senior Notes	7.500%	7/15/27	100,000		100,747	(a)
Taseko Mines Ltd., Senior Secured Notes	7.000%	2/15/26	2,180,000		2,166,299	(a)(b)
Total Metals & Mining					10,351,176
Total Materials					12,838,914
Real Estate — 1.3%
Equity Real Estate Investment Trusts (REITs) — 1.0%
Iron Mountain Inc., Senior Notes	5.250%	3/15/28	1,135,000		1,082,892	(a)(b)
XHR LP, Senior Secured Notes	4.875%	6/1/29	850,000		783,960	(a)(b)
Total Equity Real Estate Investment Trusts (REITs)					1,866,852
Real Estate Management & Development — 0.3%
Realogy Group LLC/Realogy Co-Issuer Corp., Senior Notes	5.750%	1/15/29	575,000		483,083	(a)(b)
Total Real Estate					2,349,935
Utilities — 1.5%
Electric Utilities — 0.8%
AES Panama Generation Holdings SRL, Senior Secured Notes	4.375%	5/31/30	1,195,000		1,065,026	(a)(b)
NRG Energy Inc., Senior Notes	6.625%	1/15/27	281,000		284,838	(b)
Total Electric Utilities					1,349,864
Gas Utilities — 0.3%
AmeriGas Partners LP/AmeriGas Finance Corp., Senior Notes	5.875%	8/20/26	625,000		617,850	(b)
Independent Power and Renewable Electricity Producers — 0.4%
AES Corp., Senior Notes	3.300%	7/15/25	685,000		664,337	(a)(b)
Total Utilities					2,632,051
Total Corporate Bonds & Notes (Cost — $142,941,175)					136,509,741
Sovereign Bonds — 53.9%
Brazil — 15.4%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	78,055,000	BRL	14,681,838
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/31	70,715,000	BRL	12,748,898
Total Brazil					27,430,736
Colombia — 4.2%
Colombian TES, Bonds	7.250%	10/26/50	42,100,000,000	COP	7,481,400

See Notes to Financial Statements.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2022 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

April 30, 2022

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
India — 10.4%
India Government Bond, Senior Notes	8.170%	12/1/44	1,300,000,000	INR	$18,470,484
Indonesia — 9.5%
Indonesia Treasury Bond	9.000%	3/15/29	79,300,000,000	IDR	6,108,475
Indonesia Treasury Bond	8.375%	3/15/34	69,800,000,000	IDR	5,240,297
Indonesia Treasury Bond	8.750%	2/15/44	69,200,000,000	IDR	5,496,626
Total Indonesia					16,845,398
Mexico — 10.0%
Mexican Bonos, Bonds	8.000%	11/7/47	160,000,000	MXN	6,911,867
Mexican Bonos, Senior Notes	7.750%	11/13/42	258,000,000	MXN	10,950,508
Total Mexico					17,862,375
South Africa — 3.1%
Republic of South Africa Government Bond, Senior Notes	8.750%	2/28/48	106,700,000	ZAR	5,492,592
Ukraine — 1.3%
Ukraine Government International Bond, Senior Notes	7.253%	3/15/33	7,370,000		2,387,880	(a)
Total Sovereign Bonds (Cost — $118,121,633)					95,970,865
Collateralized Mortgage Obligations (f) — 25.5%
Banc of America Commercial Mortgage Trust, 2017-BNK3 XA, IO	1.164%	2/15/50	39,234,596		1,579,746	(e)
BANK, 2017-BNK4 XA, IO	1.490%	5/15/50	4,201,574		211,012	(e)
BBVA RMBS 2 FTA, 2007-2 C (3 mo. EURIBOR + 0.540%, 0.000% floor)	0.038%	9/17/50	1,015,947	EUR	968,037	(c)(e)
Bellemeade RE Ltd., 2020-3A M1C (1 mo. USD LIBOR + 3.700%)	4.368%	10/25/30	1,200,000		1,218,653	(a)(e)
Bellemeade RE Ltd., 2020-2A M2 (1 mo. USD LIBOR + 6.000%)	6.668%	8/26/30	2,000,000		2,063,648	(a)(e)
Citigroup Commercial Mortgage Trust, 2014- GC23 D	4.631%	7/10/47	1,700,000		1,610,122	(a)(e)
Eagle RE Ltd., 2021-2 M1B (30 Day Average SOFR + 2.050%)	2.339%	4/25/34	2,500,000		2,462,382	(a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-DNA1 M2 (1 mo. USD LIBOR + 1.800%)	2.468%	7/25/30	1,683,370		1,685,050	(e)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-DNA3 B2 (1 mo. USD LIBOR + 7.750%)	8.418%	9/25/48	3,765,000		3,809,323	(a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-HQA2 M2 (1 mo. USD LIBOR + 2.300%)	2.968%	10/25/48	2,150,000		2,159,253	(a)(e)

See Notes to Financial Statements.

8	BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2022 Semi-Annual Report

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations (f) — continued
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-HRP2 M3 (1 mo. USD LIBOR + 2.400%)	3.068%	2/25/47	2,210,000		$2,203,858	(a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2019-DNA2 M2 (1 mo. USD LIBOR + 2.450%)	3.118%	3/25/49	1,379,199		1,386,573	(a)(e)
Federal National Mortgage Association (FNMA) — CAS, 2015-C04 1M2 (1 mo. USD LIBOR + 5.700%)	6.368%	4/25/28	2,364,763		2,539,475	(e)
Federal National Mortgage Association (FNMA) — CAS, 2018-C06 2B1 (1 mo. USD LIBOR + 4.100%)	4.768%	3/25/31	2,000,000		2,009,461	(e)
Federal National Mortgage Association (FNMA) — CAS, 2019-R02 1B1 (1 mo. USD LIBOR + 4.150%)	4.818%	8/25/31	3,000,000		3,034,021	(a)(e)
Federal National Mortgage Association (FNMA) — CAS, 2019-R05 1B1 (1 mo. USD LIBOR + 4.100%)	4.768%	7/25/39	227,100		227,519	(a)(e)
Federal National Mortgage Association (FNMA) — CAS, 2020-R01 1B1 (1 mo. USD LIBOR + 3.250%)	3.918%	1/25/40	1,025,000		964,000	(a)(e)
Federal National Mortgage Association (FNMA) — CAS, 2022-R03 1M2 (30 Day Average SOFR + 3.500%)	3.789%	3/25/42	1,200,000		1,222,961	(a)(e)
FREMF Mortgage Trust, 2019-K102 C	3.652%	12/25/51	2,580,000		2,396,529	(a)(e)
IM Pastor FTA, 4 B (3 mo. EURIBOR + 0.190%, 0.000% floor)	0.000%	3/22/44	1,200,000	EUR	785,893	(c)(e)
IM Pastor FTH, 3 B (3 mo. EURIBOR + 0.290%, 0.000% floor)	0.000%	3/22/43	7,400,000	EUR	5,001,317	(c)(e)
Oaktown RE VI Ltd., 2021-1A M1B (30 Day Average SOFR + 2.050%)	2.339%	10/25/33	700,000		697,508	(a)(e)
RMAC Securities No 1 PLC, 2006-NS1X B1C (3 mo. EURIBOR + 0.880%)	0.375%	6/12/44	1,528,476	EUR	1,559,120	(c)(e)
Rural Hipotecario IX FTA, 9 B (3 mo. EURIBOR + 0.320%, 0.000% floor)	0.000%	2/17/50	1,481,242	EUR	1,381,151	(c)(e)
Wells Fargo Commercial Mortgage Trust, 2012-LC5 D	4.901%	10/15/45	750,000		748,688	(a)(e)

See Notes to Financial Statements.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2022 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

April 30, 2022

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (f) — continued
Wells Fargo Commercial Mortgage Trust, 2019-C51 D	3.000%	6/15/52	1,500,000	$1,206,723	(a)
WF-RBS Commercial Mortgage Trust, 2013- C15 XA, IO	0.542%	8/15/46	54,742,489	191,024	(e)
Total Collateralized Mortgage Obligations (Cost — $46,631,135)				45,323,047
Convertible Bonds & Notes — 2.9%
Communication Services — 1.5%
Media — 1.5%
DISH Network Corp., Senior Notes	3.375%	8/15/26	3,070,000	2,640,200	(b)
Health Care — 0.8%
Health Care Equipment & Supplies — 0.8%
Haemonetics Corp., Senior Notes	0.000%	3/1/26	1,725,000	1,370,340	(b)
Information Technology — 0.6%
Electronic Equipment, Instruments & Components — 0.6%
Vishay Intertechnology Inc., Senior Notes	2.250%	6/15/25	1,157,000	1,131,662
Total Convertible Bonds & Notes (Cost — $5,468,639)				5,142,202
Total Investments before Short-Term Investments (Cost — $313,162,582)				282,945,855

			Shares
Short-Term Investments — 7.0%
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares (Cost — $12,382,185)	0.385%		12,382,185	12,382,185	(g)
Total Investments — 166.1% (Cost — $325,544,767)				295,328,040
Mandatory Redeemable Preferred Stock, at Liquidation Value — (28.1)%				(50,000,000)
Other Liabilities in Excess of Other Assets — (38.0)%				(67,540,214)
Total Net Assets Applicable to Common Shareholders — 100.0%				$177,787,826

See Notes to Financial Statements.

10	BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2022 Semi-Annual Report

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (Note 5).

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(f)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(g)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At April 30, 2022, the total market value of investments in Affiliated Companies was $12,382,185 and the cost was $12,382,185 (Note 9).

Abbreviation(s) used in this schedule:

BRL	— Brazilian Real

CAS	— Connecticut Avenue Securities

COP	— Colombian Peso

EUR	— Euro

EURIBOR	— Euro Interbank Offered Rate

FHLMC	— Federal Home Loan Mortgage Corporation

FNMA	— Federal National Mortgage Association

IDR	— Indonesian Rupiah

INR	— Indian Rupee

IO	— Interest Only

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

SOFR	— Secured Overnight Financing Rate

USD	— Unified School District

ZAR	— South African Rand

At April 30, 2022, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Buy:
U.S. Treasury 10-Year Notes	183	6/22	$22,039,964	$21,805,594	$(234,370)

See Notes to Financial Statements.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2022 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

April 30, 2022

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

At April 30, 2022, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	1,450,000,000	USD	18,912,221	Barclays Bank PLC	5/6/22	$40,169
USD	19,021,133	INR	1,450,000,000	Barclays Bank PLC	5/6/22	68,743
NZD	10,740,000	USD	7,123,788	Citibank N.A.	5/9/22	(189,862)
NZD	14,650,000	USD	9,738,881	Citibank N.A.	5/9/22	(280,592)
USD	17,340,608	NZD	25,390,000	JPMorgan Chase & Co.	5/9/22	948,394
THB	200,000,000	USD	6,203,474	HSBC Securities Inc.	5/13/22	(363,231)
USD	6,117,143	THB	200,000,000	HSBC Securities Inc.	5/13/22	276,900
USD	5,458,684	ZAR	84,900,000	HSBC Securities Inc.	5/17/22	94,059
USD	13,138,573	MXN	271,100,000	Citibank N.A.	5/24/22	(80,535)
MXN	16,500,000	USD	792,030	UBS Securities LLC	5/24/22	12,526
GBP	1,920,000	USD	2,608,975	JPMorgan Chase & Co.	5/25/22	(194,718)
USD	2,608,975	GBP	1,920,000	JPMorgan Chase & Co.	5/25/22	194,718
EUR	2,860,000	USD	3,105,645	Barclays Bank PLC	5/26/22	(84,958)
EUR	15,600,000	USD	16,939,884	Barclays Bank PLC	5/26/22	(463,407)
USD	17,635,570	CAD	22,050,000	HSBC Securities Inc.	6/10/22	473,014
CAD	22,050,000	USD	17,366,581	JPMorgan Chase & Co.	6/10/22	(204,025)
USD	28,723,802	BRL	138,420,000	HSBC Securities Inc.	7/18/22	1,407,362
USD	9,413,193	EUR	8,640,000	Barclays Bank PLC	7/26/22	255,804
USD	16,288,087	IDR	237,350,000,000	JPMorgan Chase & Co.	7/27/22	2,608
USD	7,397,513	COP	29,630,000,000	JPMorgan Chase & Co.	7/28/22	24,757
USD	18,474,975	INR	1,430,000,000	Barclays Bank PLC	8/3/22	(48,941)
CLP	8,490,000,000	USD	10,649,106	HSBC Securities Inc.	9/6/22	(931,893)
Total						$956,892

Abbreviation(s) used in this table:

BRL	— Brazilian Real

CAD	— Canadian Dollar

CLP	— Chilean Peso

COP	— Colombian Peso

EUR	— Euro

GBP	— British Pound

IDR	— Indonesian Rupiah

INR	— Indian Rupee

MXN	— Mexican Peso

NZD	— New Zealand Dollar

THB	— Thai Baht

USD	— United States Dollar

ZAR	— South African Rand

See Notes to Financial Statements.

12	BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2022 Semi-Annual Report

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

At April 30, 2022, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at April 30, 2022[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Bank PLC (T-Mobile USA Inc., 4.750%, due 2/1/28)	$2,390,000	6/20/22	0.915%	5.000% quarterly	$14,054	$13,784	$270
Goldman Sachs Group Inc. (Goodyear Tire & Rubber Co., 5.000%, due 5/31/26)	2,390,000	6/20/22	0.840%	5.000% quarterly	14,316	12,949	1,367
Morgan Stanley & Co. Inc. (Dell Inc., 7.100%, due 4/15/28)	815,000	6/20/22	0.349%	1.000% quarterly	765	(1,741)	2,506
Morgan Stanley & Co. Inc. (Dell Inc., 7.100%, due 4/15/28)	1,210,000	6/20/22	0.349%	1.000% quarterly	1,135	(2,586)	3,721
Morgan Stanley & Co. Inc. (Dell Inc., 7.100%, due 4/15/28)	950,000	12/20/22	0.358%	1.000% quarterly	3,944	(5,231)	9,175

See Notes to Financial Statements.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2022 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

April 30, 2022

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1] (cont’d)
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at April 30, 2022[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co. Inc. (Lumen Technologies Inc., 7.500%, due 4/1/24)	$1,485,000	6/20/23	1.777%	1.000% quarterly	$(12,991)	$(22,463)	$9,472
Morgan Stanley & Co. Inc. (Lumen Technologies Inc., 7.500%, due 4/1/24)	1,625,000	6/20/25	3.536%	1.000% quarterly	(117,296)	(107,044)	(10,252)
Total	$10,865,000				$(96,073)	$(112,332)	$16,259

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

See Notes to Financial Statements.

14	BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2022 Semi-Annual Report

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Summary of Investments by Country*
United States	44.7%
Brazil	10.3
Mexico	7.8
India	6.2
Indonesia	5.7
Colombia	3.7
Spain	2.7
Japan	2.7
Bermuda	2.2
South Africa	1.8
United Kingdom	1.6
Israel	1.5
Canada	1.3
Zambia	1.1
Ukraine	0.8
Luxembourg	0.4
Uruguay	0.4
France	0.4
Panama	0.4
Chile	0.1
Short-Term Investments	4.2
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of April 30, 2022 and are subject to change.

See Notes to Financial Statements.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2022 Semi-Annual Report	15

Statement of assets and liabilities (unaudited)

April 30, 2022

Assets:
Investments in unaffiliated securities, at value (Cost — $313,162,582)	$282,945,855
Investments in affiliated securities, at value (Cost — $12,382,185)	12,382,185
Foreign currency, at value (Cost — $31)	31
Interest receivable	5,020,850
Unrealized appreciation on forward foreign currency contracts	3,799,054
Receivable for securities sold	440,000
Deposits with brokers for open futures contracts	342,251
Deposits with brokers for OTC derivatives	260,000
OTC swaps, at value (net premiums paid — $17,175)	34,214
Receivable for open OTC swap contracts	34,150
Dividends receivable from affiliated investments	2,458
Deposits with brokers for centrally cleared swap contracts	200
Prepaid expenses	28,368
Total Assets	305,289,616

Liabilities:
Loan payable (Note 5)	70,000,000
Mandatory Redeemable Preferred Stock ($10 liquidation value per share; 5,000,000 shares issued and outstanding) (net of deferred offering costs of $482,223) (Note 6)	49,517,777
Unrealized depreciation on forward foreign currency contracts	2,842,162
Payable for securities purchased	1,684,178
Distributions payable to Common Shareholders	1,511,265
Deposits from brokers for OTC derivatives	750,000
Distributions payable to Mandatory Redeemable Preferred Stockholders	365,460
Investment management fee payable	188,120
Accrued foreign capital gains tax	160,108
OTC swaps, at value (premiums received — $129,507)	130,287
Due to custodian	100,000
Interest expense payable	64,575
Payable to brokers — net variation margin on open futures contracts	37,173
Directors’ fees payable	46
Accrued expenses	150,639
Total Liabilities	127,501,790
Total Net Assets Applicable to Common Shareholders	$177,787,826

Net Assets Applicable to Common Shareholders:
Common stock par value ($0.001 par value; 16,791,836 shares issued and outstanding; 100,000,000 common shares authorized)	$16,792
Paid-in capital in excess of par value	262,109,174
Total distributable earnings (loss)	(84,338,140)
Total Net Assets Applicable to Common Shareholders	$177,787,826

Common Shares Outstanding	16,791,836

Net Asset Value Per Common Share	$10.59

See Notes to Financial Statements.

16	BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2022 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended April 30, 2022

Investment Income:
Interest	$9,729,502
Dividends from affiliated investments	3,441
Less: Foreign taxes withheld	(120,511)
Total Investment Income	9,612,432

Expenses:
Investment management fee (Note 2)	1,370,506
Distributions to Mandatory Redeemable Preferred Stockholders (Notes 1 and 6)	1,003,020
Interest expense (Note 5)	286,544
Amortization of preferred stock offering costs (Note 6)	76,189
Transfer agent fees	39,303
Directors’ fees	35,985
Fund accounting fees	34,399
Audit and tax fees	29,643
Legal fees	20,220
Custody fees	18,391
Rating agency fees	10,014
Stock exchange listing fees	6,199
Shareholder reports	5,910
Insurance	959
Miscellaneous expenses	17,439
Total Expenses	2,954,721
Less: Fee waivers and/or expense reimbursements (Note 2)	(163,295)
Net Expenses	2,791,426
Net Investment Income	6,821,006

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(2,603,744)	†
Futures contracts	(1,585,808)
Swap contracts	99,214
Forward foreign currency contracts	(10,731,018)
Foreign currency transactions	(123,820)
Net Realized Loss	(14,945,176)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(26,470,706)	‡
Futures contracts	(234,370)
Swap contracts	(126,368)
Forward foreign currency contracts	627,412
Foreign currencies	77,221
Change in Net Unrealized Appreciation (Depreciation)	(26,126,811)
Net Loss on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(41,071,987)
Decrease in Net Assets Applicable to Common Shareholders From Operations	$(34,250,981)

†	Net of foreign capital gains tax of $26,990.

‡	Net of change in accrued foreign capital gains tax of $(60,438).

See Notes to Financial Statements.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2022 Semi-Annual Report	17

Statements of changes in net assets

For the Six Months Ended April 30, 2022 (unaudited) and the Year Ended October 31, 2021	2022	2021

Operations:
Net investment income	$6,821,006	$12,598,084
Net realized loss	(14,945,176)	(16,932,217)
Change in net unrealized appreciation (depreciation)	(26,126,811)	16,885,035
Increase (Decrease) in Net Assets Applicable to Common Shareholders From Operations	(34,250,981)	12,550,902

Distributions to Common Shareholders From (Note 1):
Total distributable earnings	(8,899,673)	(11,125,269)
Return of capital	—	(4,575,098)
Decrease in Net Assets From Distributions to Common Shareholders	(8,899,673)	(15,700,367)
Decrease in Net Assets Applicable to Common Shareholders	(43,150,654)	(3,149,465)

Net Assets Applicable to Common Shareholders:
Beginning of period	220,938,480	224,087,945
End of period	$177,787,826	$220,938,480

See Notes to Financial Statements.

18	BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2022 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended April 30, 2022

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net decrease in net assets applicable to common shareholders resulting from operations	$(34,250,981)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(31,595,082)
Sales of portfolio securities	42,093,016
Net purchases, sales and maturities of short-term investments	2,578,114
Net amortization of premium (accretion of discount)	255,839
Increase in receivable for securities sold	(440,000)
Increase in interest receivable	(275,641)
Increase in prepaid expenses	(21,543)
Increase in dividends receivable from affiliated investments	(2,458)
Decrease in receivable for open OTC swap contracts	833
Decrease in premiums paid for OTC swap contracts	50,344
Decrease in deposits from brokers for OTC derivatives	(360,000)
Increase in payable for securities purchased	1,684,178
Amortization of preferred stock offering costs	(9,923,811)
Decrease in investment management fee payable	(30,389)
Decrease in Directors’ fees payable	(3,461)
Increase in interest expense payable	48,225
Decrease in accrued expenses	(28,178)
Decrease in distributions payable to Mandatory Redeemable Preferred Stockholders	(85,468)
Increase in payable to broker — net variation margin on futures contracts	37,173
Net realized loss on investments	2,603,744
Change in net unrealized appreciation (depreciation) of investments, OTC swap contracts and forward foreign currency contracts	25,969,662
Net Cash Used in Operating Activities*	(1,695,884)

Cash Flows from Financing Activities:
Distributions paid on common stock (net of distributions payable)	(8,731,755)
Increase in loan facility borrowings	10,000,000
Decrease in foreign currency overdraft	(79)
Increase in due to custodian	100,000
Net Cash Provided by Financing Activities	1,368,166
Net Decrease in Cash and Restricted Cash	(327,718)
Cash and restricted cash at beginning of period	930,200
Cash and restricted cash at end of period	$602,482

*	Included in operating expenses is cash of $238,319 paid for interest on borrowings.

See Notes to Financial Statements.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2022 Semi-Annual Report	19

Statement of cash flows (unaudited) (cont’d)

For the Six Months Ended April 30, 2022

The following table provides a reconciliation of cash (including foreign currency) and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

April 30, 2022
Cash	$31
Restricted cash	602,451
Total cash and restricted cash shown in the Statement of Cash Flows	$602,482

Restricted cash consists of cash that has been segregated to cover the Fund’s collateral or margin obligations under derivative contracts. It is separately reported on the Statement of Assets and Liabilities as Deposits with brokers.

See Notes to Financial Statements.

20	BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2022 Semi-Annual Report

Financial highlights

For a common share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
	2022[1,2]	2021[1]	2020[1]	2019[1]	2018[1]	2017[1]

Net asset value, beginning of period	$13.16	$13.35	$14.46	$12.34	$14.87	$15.04

Income (loss) from operations:
Net investment income	0.41	0.75	0.65	0.82	0.85	1.04
Net realized and unrealized gain (loss)	(2.45)	(0.00) [3]	(0.93)	2.06	(2.45)	(0.13)
Total income (loss) from operations	(2.04)	0.75	(0.28)	2.88	(1.60)	0.91

Less distributions to common shareholders from:
Net investment income	(0.53) [4]	(0.67)	(0.84)	(0.76)	(0.33)	(0.09)
Return of capital	—	(0.27)	—	—	(0.60)	(0.99)
Total distributions to common shareholders	(0.53)	(0.94)	(0.84)	(0.76)	(0.93)	(1.08)
Anti-dilutive impact of tender offer	—	—	0.01 [5]	—	—	—

Net asset value, end of period	$10.59	$13.16	$13.35	$14.46	$12.34	$14.87

Market price, end of period	$9.30	$12.23	$11.01	$12.35	$10.29	$13.00
Total return, based on NAV[6,7]	(15.92)%	5.46%	(1.83)%	24.04%	(11.30)%	6.36%
Total return, based on Market Price[8]	(20.12)%	19.70%	(4.41)%	28.29%	(14.46)%	9.24%

Net assets applicable to common shareholders, end of period (millions)	$178	$221	$224	$304	$259	$312

Ratios to average net assets:
Gross expenses	2.91%[9]	2.81%	3.05%[10]	3.26%	3.06%	2.76%
Net expenses[11]	2.75 [9,12]	2.66 [12]	2.89 [10,12]	3.11 [12]	2.92 [12]	2.76
Net investment income	6.71 [9]	5.40	4.75 [10]	6.13	6.06	7.03

Portfolio turnover rate	10%	49%	61%	55%	52%	78%

See Notes to Financial Statements.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2022 Semi-Annual Report	21

Financial highlights (cont’d)

For a common share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
	2022[1,2]	2021[1]	2020[1]	2019[1]	2018[1]	2017[1]

Supplemental data:
Loan Outstanding, End of Period (000s)	$70,000	$60,000	$60,000	$100,000	$100,000	$131,500
Asset Coverage Ratio for Loan Outstanding[13]	425%	568%	573%	454%	409%	375%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[13]	$4,254	$5,682	$5,735	$4,536	$4,090	$3,753
Weighted Average Loan (000s)	$64,088	$60,000	$88,962	$101,781	$104,914	$121,606
Weighted Average Interest Rate on Loan	0.89%	0.79%	1.50%	3.03%	2.53%	1.67%
Mandatory Redeemable Preferred Stock at Liquidation Value, End of Period (000s)	$50,000	$60,000	$60,000	$50,000	$50,000	$50,000
Asset Coverage Ratio for Mandatory Redeemable Preferred Stock[14]	248%	284%	287%	302%	273%	272%
Asset Coverage, per $100,000 and $10 Liquidation Value per Share of Mandatory Redeemable Preferred Stock[14]	$248,157	$284,115	$286,740	$302,410	$272,636	$271,914

See Notes to Financial Statements.

22	BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2022 Semi-Annual Report

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2022 (unaudited).

[3]	Amount represents less than $0.005 per share.

[4]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[5]	The tender offer was completed at a price of $13.53 for 4,197,959 shares and $56,798,385 for the year ended October 31, 2020.

[6]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[9]	Annualized.

[10]

Included in the expense ratios are certain non-recurring legal and transfer agent fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.85% and 2.69%, respectively.

[11]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[12]	Reflects fee waivers and/or expense reimbursements.

[13]	Represents value of net assets plus the loan outstanding and mandatory redeemable preferred stock at the end of the period divided by the loan outstanding at the end of the period.

[14]

Represents value of net assets plus the loan outstanding and mandatory redeemable preferred stock at the end of the period divided by the loan and mandatory redeemable preferred stock outstanding at the end of the period.

See Notes to Financial Statements.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2022 Semi-Annual Report	23

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

BrandywineGLOBAL — Global Income Opportunities Fund Inc. (the “Fund”) was incorporated in Maryland on October 27, 2010 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in global fixed income securities.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will use the currency exchange rates, generally determined as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the

24	BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2022 Semi-Annual Report

Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2022 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$136,509,741	—	$136,509,741
Sovereign Bonds	—	95,970,865	—	95,970,865
Collateralized Mortgage Obligations	—	45,323,047	—	45,323,047
Convertible Bonds & Notes	—	5,142,202	—	5,142,202
Total Long-Term Investments	—	282,945,855	—	282,945,855
Short-Term Investments†	$12,382,185	—	—	12,382,185
Total Investments	$12,382,185	$282,945,855	—	$295,328,040
Other Financial Instruments:
Forward Foreign Currency Contracts††	—	$3,799,054	—	$3,799,054
OTC Credit Default Swaps on Corporate Issues — Sell Protection‡	—	34,214	—	34,214
Total Other Financial Instruments	—	$3,833,268	—	$3,833,268
Total	$12,382,185	$286,779,123	—	$299,161,308

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$234,370	—	—	$234,370
Forward Foreign Currency Contracts††	—	$2,842,162	—	2,842,162
OTC Credit Default Swaps on Corporate Issues — Sell Protection‡	—	130,287	—	130,287
Total	$234,370	$2,972,449	—	$3,206,819

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

26	BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2022 Semi-Annual Report

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2022 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of April 30, 2022, the total notional value of all credit default swaps to sell protection was $10,865,000. These amounts would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the six months ended April 30, 2022, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

28	BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2022 Semi-Annual Report

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of prepayment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(f) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2022 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be

30	BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2022 Semi-Annual Report

doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA

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Notes to financial statements (unaudited) (cont’d)

Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of April 30, 2022, the Fund held forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $2,972,449. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of April 30, 2022, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $260,000, which could be used to reduce the required payment.

As of April 30,2022, the Fund held cash collateral from HSBC Securities Inc. in the amounts of $750,000. This amount can be used to reduce the Fund’s exposure to the counterparty in the event of default.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions to common shareholders from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Common shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions to common shareholders of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, adopted by the Fund in August 2012, the Fund intends to make regular monthly distributions to common shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may

32	BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2022 Semi-Annual Report

constitute a “return of capital”). The Board of Directors may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to common shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to common shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Distributions to holders of Mandatory Redeemable Preferred Stock (“MRPS”) are accrued on a daily basis as described in Note 7 and are treated as an operating expense as required by GAAP. For tax purposes, the payments made to the holders of the Fund’s MRPS are treated as dividends or distributions. The character of distributions to MRPS holders made during the year may differ from their ultimate characterization for federal income tax purposes.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2021, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of April 30, 2022, there were $160,108 of capital gains tax liabilities accrued on unrealized gains.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s subadviser. LMPFA and Brandywine Global are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85%

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2022 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

of the Fund’s average daily net assets. “Managed assets” means net assets plus the amount of any borrowing and assets attributable to any preferred stock that may be outstanding. LMPFA delegates to Brandywine Global the day-to-day portfolio management of the Fund. For its services, LMPFA pays Brandywine Global a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

Effective June 1, 2022, LMPFA implemented a voluntary investment management fee waiver of 0.15% that will continue until May 31, 2023. Prior to June 1, 2022, the voluntary investment management fee waiver was 0.10%.

The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waivers”).

During the six months ended April 30, 2022, fees waived and/or expenses reimbursed amounted to $163,295, which included an affiliated money market fund waiver of $2,059.

All officers and one Director of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended April 30, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$29,911,712	$1,683,370
Sales	41,511,559	581,457

At April 30, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$325,544,767	$3,842,298	$(34,059,025)	$(30,216,727)
Futures contracts	—	—	(234,370)	(234,370)
Forward foreign currency contracts	—	3,799,054	(2,842,162)	956,892
Swap contracts	(112,332)	26,511	(10,252)	16,259

34	BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2022 Semi-Annual Report

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2022.

ASSET DERIVATIVES[1]
		Foreign Exchange Risk	Credit Risk	Total
Forward foreign currency contracts		$3,799,054	—	$3,799,054
OTC swap contracts[2]		—	$34,214	34,214
Total		$3,799,054	$34,214	$3,833,268

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[3]	$234,370	—	—	$234,370
Forward foreign currency contracts	—	$2,842,162	—	2,842,162
OTC swap contracts[2]	—	—	$130,287	130,287
Total	$234,370	$2,842,162	$130,287	$3,206,819

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended April 30, 2022. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(1,585,808)	—	—	$(1,585,808)
Swap contracts	—	—	$99,214	99,214
Forward foreign currency contracts	—	$(10,731,018)	—	(10,731,018)
Total	$(1,585,808)	$(10,731,018)	$99,214	$(12,217,612)

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2022 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(234,370)	—	—	$(234,370)
Swap contracts	—	—	$(126,368)	(126,368)
Forward foreign currency contracts	—	$627,412	—	627,412
Total	$(234,370)	$627,412	$(126,368)	$266,674

During the six months ended April 30, 2022, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$9,491,558
Forward foreign currency contracts (to buy)	122,698,823
Forward foreign currency contracts (to sell)	179,309,596

Average Notional Balance
Credit default swap contracts (sell protection)	$10,865,000

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of April 30, 2022.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Barclays Bank PLC	$378,770	$(597,306)	$(218,536)	—	$(218,536)
Citibank N.A.	—	(550,989)	(550,989)	—	(550,989)
Goldman Sachs Group Inc.	14,316	—	14,316	—	14,316
HSBC Securities Inc.	2,251,335	(1,295,124)	956,211	$(750,000)	206,211
JPMorgan Chase & Co.	1,170,477	(398,743)	771,734	—	771,734
Morgan Stanley & Co. Inc.	5,844	(130,287)	(124,443)	130,287	5,844
UBS Securities LLC	12,526	—	12,526	—	12,526
Total	$3,833,268	$(2,972,449)	$860,819	$(619,713)	$241,106

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

36	BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2022 Semi-Annual Report

5. Loan

Pursuant to a Consent and Amendment Agreement dated March 14, 2022, the Fund’s Credit Agreement between the Fund and Pershing LLC, as lender, was amended to transfer Pershing LLC’s interest to The Bank of New York Mellon (“BNYM”). The amended Credit Agreement allows the Fund to borrow up to an aggregate amount of $200,000,000, subject to approval by BNYM, and renews daily for a 180-day term unless notice to the contrary is given to the Fund. The Credit Agreement will terminate effective May 11, 2022, absent subsequent notice to the contrary pursuant to a notice received by the Fund on November 12, 2021. The Fund pays interest on borrowings calculated based on the Overnight Bank Funding Rate plus applicable margin. The Overnight Bank Funding Rate means the Overnight Bank Funding Rate as reported by the New York Federal Reserve in the FR2420 Report of Selected Money Market Rates or any successor report or website. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the lender. The Fund’s Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to this loan for the six months ended April 30, 2022 was $286,225. For the six months ended April 30, 2022, the average daily loan balance was $64,088,398 and the weighted average interest rate was 0.89%. At April 30, 2022, the Fund had $70,000,000 of borrowings outstanding subject to the terms of this Credit Agreement.

6. Mandatory redeemable preferred stock

On February 18, 2015, the Fund completed a private placement of $50,000,000 fixed rate Mandatory Redeemable Preferred Stock (“MRPS”). Net proceeds from the offering were used to make new portfolio investments and for general corporate purposes. Offering costs incurred by the Fund in connection with the MRPS issuance are being amortized to expense over the respective life of each series of MRPS. Series C MRPS were issued with a Term Redemption date of February 18, 2022.

On December 30, 2019, the Fund completed a private placement of $50,000,000 fixed rate Mandatory Redeemable Preferred Stock (“MRPS”). Net proceeds from the offering were used, in part, to refinance leverage provided by redeemed MRPS. Offering costs incurred by the Fund in connection with the MRPS issuance are being amortized to expense over the respective life of each series of MRPS. Series D MRPS were issued with a Term Redemption date of December 30, 2024 and Series E MRPS were issued with a Term Redemption date of December 30, 2026. On February 18, 2022, which was the scheduled redemption date, the Fund redeemed 100 shares of Series C MRPS at a liquidation value of $10,000,000 plus any accumulated unpaid dividends.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2022 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

The table below summarizes the key terms of each series of the MRPS at April 30, 2022.

Series	Term Redemption Date	Rate	Shares	Liquidation Preference Per Share	Aggregate Liquidation Value	Estimated Fair Value
Series D	12/30/2024	3.55%	2,500,000	$10	$25,000,000	$24,121,845
Series E	12/30/2026	3.71%	2,500,000	10	25,000,000	23,650,877
					$50,000,000	$47,772,722

The MRPS are not listed on any exchange or automated quotation system. The estimated fair value of the MRPS was calculated, for disclosure purposes, based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure. The MRPS are categorized as Level 3 within the fair value hierarchy.

Holders of MRPS are entitled to receive quarterly cumulative cash dividends payable on the first business day following each quarterly dividend date (February 15, May 15, August 15 and November 15). In the event of a rating downgrade of any series of the MRPS below “A” by Fitch Ratings Inc., the applicable dividend rate will increase, according to a predetermined schedule, by 0.5% to 4.0%.

The MRPS rank senior to the Fund’s outstanding common stock and on parity with any other preferred stock. The Fund may, at its option, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends plus the make-whole amount equal to the discounted value of the remaining scheduled payments. If the Fund fails to maintain a total leverage (debt and preferred stock) asset coverage ratio of at least 225% or is in default of specified rating agency requirements, the MRPS are subject to mandatory redemption under certain provisions.

The Fund may not declare dividends or make other distributions on shares of its common stock unless the Fund has declared and paid full cumulative dividends on the MRPS, due on or prior to the date of the common stock dividend or distribution, and meets the MRPS asset coverage and rating agency requirements.

The holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect two Directors of the Fund, voting separately as a class.

7. Distributions to common shareholders subsequent to April 30, 2022

The following distributions to common shareholders have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
4/22/2022	5/2/2022	$0.0900
5/23/2022	6/1/2022	$0.0900
6/23/2022	7/1/2022	$0.0900
7/22/2022	8/1/2022	$0.0900
8/24/2022	9/1/2022	$0.0900

38	BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2022 Semi-Annual Report

8. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended April 30, 2022, the Fund did not repurchase any shares.

Since the commencement of the stock repurchase program through April 30, 2022, the Fund repurchased 86,958 shares or 0.41% of its common shares outstanding for a total amount of $1,165,853.

9. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the six months ended April 30, 2022. The following transactions were effected in such company for the six months ended April 30, 2022.

	Affiliate Value at October 31, 2021
		Purchased		Sold

		Cost	Shares	Cost	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$14,960,299	$64,820,639	64,820,639	$67,398,753	67,398,753

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at April 30, 2022
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$3,441	—	$12,382,185

10. Deferred capital losses

As of October 31, 2021, the Fund had deferred capital losses of $34,879,965, which have no expiration date, that will be available to offset future taxable capital gains.

11. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2022 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

12. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023. All other LIBOR settings, including the one-week and two-month USD LIBOR settings, have ceased publication as of January 1, 2022. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

*  *  *

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Fund will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with procedures approved by the Board of Directors.

13. Subsequent event

On May 11, 2022, the Fund entered into a Master Margin Loan Agreement (the “BNYM Credit Agreement”) with The Bank of New York Mellon, as lender (“BNYM”). The BNYM Credit Agreement provides for borrowings in an aggregate principal amount of up to $100,000,000, subject to the terms and conditions therein. Each loan under the BNYM Credit Agreement constitutes an open commitment by BNYM terminable upon 180 days’ notice by the Fund or BNYM. The Fund has pledged as collateral to secure loans made

40	BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2022 Semi-Annual Report

under the BNYM Credit Agreement certain assets held by the Fund’s custodian. The Fund pays interest on borrowings calculated based on the Overnight Bank Funding Rate plus applicable margin. The Overnight Bank Funding Rate is a volume weighted median measure of U.S. dollar funding costs for U.S. based banks calculated using both fed funds transactions and O/N eurodollar time deposits. The BNYM Credit Agreement contains certain covenants, including a limitation on the incurrence of liens and a limitation on mergers and sales of assets.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2022 Semi-Annual Report	41

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of BrandywineGLOBAL — Global Income Opportunities Fund Inc. was held on April 8, 2022 for the purpose of considering and voting upon the proposals presented at the Meeting. The following table provides information concerning the matters voted upon at the Meeting:

Election of directors

Nominees	Common Shares and Preferred Shares, voting together, Voted FOR Election	Common Shares and Preferred Shares, voting together, WITHHELD	Common Shares and Preferred Shares, voting together, ABSTAIN	Preferred Shares, Voted FOR Election	Preferred Shares, WITHHELD	Preferred Shares, ABSTAIN
Carol L. Colman	—	—	—	2,600,100	0	0
Daniel P. Cronin	15,527,562	1,273,305	132,663	—	—	—
Paolo M. Cucchi	15,503,830	1,297,039	132,661	—	—	—

At April 30, 2022, in addition to Carol L. Colman, Daniel P. Cronin and Paolo M. Cucchi, the other Directors of the Fund were as follows:

Robert D. Agdern

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar

Jane Trust

Ratification of Selection of Independent Registered Public Accountants

To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as independent registered public accountants of the Fund for the fiscal year ended October 31, 2022.

FOR	AGAINST	ABSTAIN
16,791,486	43,073	98,971

42	BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date;

BrandywineGLOBAL — Global Income Opportunities Fund Inc.	43

Dividend reinvestment plan (unaudited) (cont’d)

otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

44	BrandywineGLOBAL — Global Income Opportunities Fund Inc.

BrandywineGLOBAL —

Global Income Opportunities Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Christopher Berarducci

Treasurer and Principal Financial Officer

Fred Jensen

Chief Compliance Officer

George P. Hoyt

Secretary and Chief Legal Officer

Thomas C. Mandia*

Senior Vice President

Jeanne M. Kelly

Senior Vice President

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

620 Eighth Avenue

47th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Brandywine Global Investment Management, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

900 G Street NW

Washington, DC 20001

New York Stock Exchange Symbol

BWG

*	Effective February 10, 2022, Mr. Mandia became a Senior Vice President.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Fund at 1-888-777-0102.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE SEMI-ANNUAL REPORT

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

620 Eighth Avenue

47th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.

This report is transmitted to the shareholders of BrandywineGLOBAL — Global Income Opportunities Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

LMFX014702 6/22 SR22-4432

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Not applicable.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 27, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 27, 2022

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	June 27, 2022